Hartford Life Insurance Company Separate Account Seven:

333-101954                                                                           Wells Fargo Hartford Leaders Outlook (Series I/IR/II)

Hartford Life and Annuity Insurance Company Separate Account Seven:

333-101955                                                                           Wells Fargo Hartford Leaders Outlook (Series I/IR/II)

Supplement Dated June 2, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated June 2, 2008 to your Prospectus Dated May 1, 2008

The first paragraph on page 1 of your prospectus is deleted and replaced with the following:

This variable annuity is a contract (“Contract”) between you and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”). This Prospectus provides information regarding Series II, Series IR and Series I Contracts.

This Supplement should be retained with the Prospectus for future reference.

HV-6691